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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 18, 1998
                        (Date of earliest event reported)



                            SPURLOCK INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                     000-21133                 84-1019856
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

             209 West Main Street                            23890
              Waverly, Virginia                           (Zip Code)
   (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (804) 834-8980




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Item 5.      Other Events.

       The press release issued by the Registrant on December 18, 1998 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             99    Press release issued by the Registrant on December 18, 1998.




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPURLOCK INDUSTRIES, INC.
                                               (Registrant)



Date:  December 18, 1998              By:  /s/  Phillip S. Sumpter
                                          --------------------------------------
                                          Phillip S. Sumpter
                                          Chairman and Chief Executive Officer





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                                  Exhibit Index

Number                              Document

  99          Press release issued by the Registrant on December 18, 1998.